41st Annual J.P. Morgan Healthcare Conference Innovating to Transform the Lives of Patients and Their Families January 9, 2023 Grace Epidiolex patient Exhibit 99.1

Transforming Lives. Redefining Possibilities. Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements and financial targets, including, but not limited to, statements related to: the Company’s growth prospects and future financial and operating results, including Vision 2025 and expectations related thereto; 2022 revenue guidance and the Company’s expectations related thereto; the Company’s ability to deliver sustainable growth and enhance value; the Company’s commercial expectations, including with respect to revenue diversification, and its expectations for significant growth; the Company’s ability to realize the commercial potential of its products, including the blockbuster potential for Epidiolex and its growth opportunities and the ability of Zepzelca to gain market share and its potential approval as a first line therapy; the value and growth potential of its products; the Company’s net product sales, goals for net product sales from new and acquired products and net leverage ratio target; the Company’s views and expectations relating to its patent portfolio, including with respect to expected patent protection; planned or anticipated clinical trial events, including with respect to initiations, enrollment and data read-outs, and the anticipated timing thereof, including completion of enrollment in the Zepzelca first line SCLC study and availability of zanidatamab’s Phase III top-line GEA data; planned or anticipated regulatory submissions and filings; and other statements that are not historical facts. These forward-looking statements are based on the Company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward- looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: maintaining or increasing sales of and revenue from the Company’s oxybate products, Zepzelca and other key marketed products; effectively launching and commercializing the Company’s other products and product candidates; obtaining and maintaining adequate coverage and reimbursement for the Company’s products; the time-consuming and uncertain regulatory approval process, including the risk that the Company’s current and/or planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all, including the risk that the Company’s sBLA seeking approval for a revised dosing label for Rylaze may not be approved by FDA in a timely manner or at all; the costly and time-consuming pharmaceutical product development and the uncertainty of clinical success, including risks related to failure or delays in successfully initiating or completing clinical trials and assessing patients such as those being experienced, and expected to continue to be experienced, by the Company; the Company’s failure to realize the expected benefits of its acquisition of GW Pharmaceuticals, including the blockbuster potential of Epidiolex; regulatory initiatives and changes in tax laws; market volatility; protecting and enhancing the Company’s intellectual property rights and the Company’s commercial success being dependent upon its obtaining, maintaining and defending intellectual property protection for its products and product candidates; delays or problems in the supply or manufacture of the Company’s products and product candidates; complying with applicable U.S. and non-U.S. regulatory requirements, including those governing the research, development, manufacturing and distribution of controlled substances; government investigations, legal proceedings and other actions; identifying and consummating corporate development transactions, financing these transactions and successfully integrating acquired product candidates, products and businesses; the Company’s ability to realize the anticipated benefits of its collaborations and license agreements with third parties; the sufficiency of the Company’s cash flows and capital resources; the Company’s ability to achieve targeted or expected future financial performance and results and the uncertainty of future tax, accounting and other provisions and estimates; the completion of financial closing procedures, final audit adjustments and other developments that may arise that would cause the Company’s expectations with respect to the Company’s 2022 revenue guidance to differ, perhaps materially, from the financial results that will be reflected in the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2022; and other risks and uncertainties affecting the Company, including those described from time to time under the caption “Risk Factors” and elsewhere in the Company’s Securities and Exchange Commission filings and reports, including the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, and its future filings and reports. Other risks and uncertainties of which the Company is not currently aware may also affect its forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this presentation are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by the Company on its website or otherwise. The Company undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Transforming Lives. Redefining Possibilities. Non-GAAP Financial Measures To supplement Jazz Pharmaceuticals’ financial results and guidance presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses certain non-GAAP (also referred to as adjusted or non-GAAP adjusted) financial measures in this presentation. The Company presents non-GAAP adjusted net income which excludes from GAAP reported net income (loss) certain items, as detailed in the reconciliation tables that follow in the Appendix hereto, and adjusts for the income tax effect of the non-GAAP adjustments and the impact of the change in the statutory tax rate in the U.K. The Company also presents non-GAAP adjusted operating margin and projected non-GAAP adjusted operating margin improvement. Non-GAAP adjusted operating margin is calculated as total revenues less non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses divided by total revenues. Non-GAAP adjusted cost of product sales, SG&A expenses and R&D expenses exclude certain line item components from GAAP reported cost of product sales, SG&A expenses and R&D expenses, as detailed in the non-GAAP adjusted operating margin reconciliation table that follows in the Appendix hereto. The Company also uses a pro forma non-GAAP net leverage ratio calculated as net adjusted debt (defined as total GAAP debt, after giving effect to the Company’s hedging arrangements for its Euro Term Loan B, net of cash, cash equivalents and investments) divided by Adjusted EBITDA for the most recent period of four consecutive completed fiscal quarters. EBITDA is defined as net income before income taxes, interest expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted to exclude certain other charges and adjustments as detailed in the pro forma non-GAAP net leverage ratio reconciliation table that follows in the Appendix hereto and is calculated in accordance with the definition of Adjusted Consolidated EBITDA as set out in the Company's credit agreement entered into in May 2021 (the Credit Agreement). Investors should note that reconciliations of certain forward-looking or projected non-GAAP financial measures to their most comparable GAAP financial measures cannot be provided because the Company cannot do so without unreasonable efforts due to the unavailability of information needed to calculate reconciling items and due to the variability, complexity and limited visibility of comparable GAAP measures and the reconciling items that would be excluded from the non-GAAP financial measures in future periods. Likewise, reconciliations of projected non-GAAP adjusted cost of product sales, SG&A and R&D expenses, which are used to calculate projected non-GAAP adjusted operating margin and the related projected percentage improvement from 2021, to projected GAAP cost of product sales, SG&A and R&D expenses is not provided. For example, the non-GAAP adjustment for share-based compensation expense requires additional inputs such as the number and value of awards granted that are not currently ascertainable. Investors should note that the amounts of reconciling items between actual non-GAAP adjusted cost of product sales, SG&A and R&D expenses and actual GAAP cost of product sales, SG&A and R&D expenses could be significant such that actual GAAP cost of product sales, SG&A and R&D expenses would vary significantly from the projected adjusted cost of product sales, SG&A and R&D expenses used to calculate projected non-GAAP adjusted operating margin and the related projected percentage improvement from 2021. The Company believes that each of these non-GAAP financial measures provides useful supplementary information to, and facilitates additional analysis by, investors and analysts and that each of these non-GAAP financial measures, when considered together with the Company’s financial information prepared in accordance with GAAP, can enhance investors’ and analysts' ability to meaningfully compare the Company’s results from period to period and to its forward-looking guidance, to identify operating trends in the Company’s business and to understand the Company’s ability to delever. In addition, these non-GAAP financial measures are regularly used by investors and analysts to model and track the Company’s financial performance. The Company’s management also regularly uses these non-GAAP financial measures internally to understand, manage and evaluate the Company’s business and to make operating decisions, and compensation of executives is based in part on certain of these non-GAAP financial measures. Because these non-GAAP financial measures are important internal measurements for the Company’s management, the Company also believes that these non-GAAP financial measures are useful to investors and analysts since these measures allow for greater transparency with respect to key financial metrics the Company uses in assessing its own operating performance and making operating decisions. These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures; should be read in conjunction with the Company's consolidated financial statements prepared in accordance with GAAP; have no standardized meaning prescribed by GAAP; and are not prepared under any comprehensive set of accounting rules or principles in the reconciliation tables that follow. In addition, from time to time in the future there may be other items that the Company may exclude for purposes of its non-GAAP financial measures; and the Company has ceased, and may in the future cease, to exclude items that it has historically excluded for purposes of its non-GAAP financial measures. Likewise, the Company may determine to modify the nature of its adjustments to arrive at its non-GAAP financial measures. Because of the non-standardized definitions of non-GAAP financial measures, the non-GAAP financial measures as used by the Company in this presentation and the accompanying tables have limits in their usefulness to investors and may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies.

Our Purpose Who We Are is to innovate to transform the lives of patients and their families. We are focused on developing life-changing medicines for people with serious diseases, often with limited or no therapeutic options, so they can live their lives more fully. By transforming biopharmaceutical discoveries into novel medicines, we are working to give people around the world the opportunity to redefine what’s possible, to make the “small wins” big again. Casey Xywav IH Patient Leighton Rylaze ALL Trial Participant IH = idiopathic hypersomnia; ALL = acute lymphoblastic leukemia

Expect to meet 2022 total, neuroscience and oncology revenue guidance1 18% Revenue CAGR2 2017 – 2022 18 Consecutive Years YoY revenue growth 2005 – 2022 $3,094 Revenue $ in millions $3,600 - $3,7001 CAGR – compound annual growth rate, YoY = year-over- year. 1Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2022. The company expects that, for the year ended December 31, 2022, reported total, neuroscience and oncology revenues will meet the guidance range provided on November 9, 2022. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2022, and actual results may differ. 2Based on mid-point of guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2022. Jazz Has A Track Record of Strong Execution

Vision 2025 to Deliver Sustainable Growth and Enhanced Value PIPELINE Delivering ≥5 novel product approvals by end of the decade Generating $5 billion in revenue in 2025 COMMERCIAL Driving 5%1 adjusted operating margin2 improvement from 20213 to 2025 OPERATIONAL EXCELLENCE Vision 2025 represents Jazz estimates of future performance. 1Five percentage points; 2Adjusted operating margin is a non-GAAP financial measure. For further information, see “Non-GAAP Financial Measures”; 32021 adjusted operating margin calculation is included in the appendix for reference.

Vision 2025 is Built on Our Core Strengths Vision 2025 represents Jazz estimates of future performance. 1Five percentage points; 2Adjusted operating margin is a non-GAAP financial measure. For further information, see “Non-GAAP Financial Measures”; 32021 adjusted operating margin calculation is included in the appendix for reference. Executing successful launches #1 treatment in narcolepsy & Epidiolex blockbuster potential Rapidly growing oncology business Ability to invest meaningfully in R&D Expanded R&D capabilities Breadth and depth of pipeline Strategic R&D collaborations Disciplined capital allocation Already achieved operating margin improvement - providing additional flexibility to invest in growth drivers PIPELINE Delivering ≥5 novel product approvals by end of the decade Generating $5 billion in revenue in 2025 COMMERCIAL Driving 5%1 adjusted operating margin2 improvement from 20213 to 2025 OPERATIONAL EXCELLENCE

Strong 2022 Execution Positions Jazz Well to Achieve Vision 2025

COMMERCIAL

Significant revenue growth
- 2017 to 2022 **5-year CAGR of 18%**[1]

Demonstrated launch excellence
- **Xywav®: Compelling adoption** across narcolepsy & IH **drives oxybate durability**
- **Zepzelca®:** Established as **treatment of choice** in 2L SCLC
- **Rylaze®:** Strong **demand**

Epidiolex® blockbuster potential
- Significant YOY **growth**
- Now launched in **all 5 key European markets**[2]

PIPELINE

Added 3 exciting new molecules to pipeline in 2022
- **Zanidatamab:** HER2-targeted bispecific antibody
- **JZP441:** Orexin-2 receptor agonist
- **JZP898:** IFNα INDUKINE™ molecule

Significant 2022 R&D execution
- **4 INDs** in 2022 & multiple additional INDs expected in 2023
- **7 clinical trials** initiated
- **Expanded suvecaltamide** program into PDT
- **Positive zanidatamab BTC** top-line data
- **Approval of Rylaze** M/W/F IM

OPERATIONAL EXCELLENCE

Strong operational and financial foundation to deliver Vision 2025 is underpinned by:
- **Strong operating cash flow** of $930M YTD[3] , ~$900M[3] cash and $500M undrawn revolver
- 2022 projected adjusted operating margin[4] of 49%[1] provides **additional flexibility to invest** in growth drivers

Delevered[4] two full turns since close of GW transaction:
- Provides continued strategic flexibility
- Reduced total debt
- Increased adjusted EBITDA[4]

2L = second line, BTC = Biliary tract cancer; CAGR = compound annual growth rate; IH = idiopathic hypersomnia, IM = intramuscular; IND = Investigational New Drug Application, M/W/F = Monday, Wednesday, Friday, PDT = Parkinson's disease tremor; SCLC = small cell lung cancer, YOY = Year-over-year. [1]Based on 2022 guidance midpoint; [2]United Kingdom, Germany, Italy, Spain and France ; [3]YTD = Year-to-date September 30, 2022. Cash, cash equivalents and investments were $899.4 million as of September 30, 2022; [4]Net leverage ratio (on a pro forma non-GAAP adjusted basis), adjusted EBITDA and adjusted operating margin are non-GAAP financial measures; FY 2022 G adjusted operating margin reconciliation is included in the Appendix; For further information, see "Non-GAAP Financial Measures".

8 January 2023

Strategic Transactions Drive Growth and Shareholder Value

Transformational Transaction GW ACQUISITION

- Epidiolex **blockbuster potential**
- **Combined company - leader in neuroscience**
- Global commercial and operational footprint well positioned to **maximize the value of diversified portfolio**

Leadership Enhancing Transaction OREXIN-2 AGONIST

- Strengthens **leadership in sleep**
- Expands neuroscience pipeline
- Potential to be **complementary to oxybate** therapy

Novel Late-Stage Asset Transaction ZANIDATAMAB

- **Novel late-stage asset** with compelling anti-tumor activity
- **Positive top-line clinical data** in BTC
- Phase 3 **GEA** top-line **data** expected in **2024**

Rapidly Accretive Transaction ZEPZELCA

- Rapidly established as treatment of choice in 2L SCLC
- **$535 million**[1] in revenue since launch in mid-2020
- **Robust development program** underpins long-term commercial growth strategy

Partner of Choice CORPORATE DEVELOPMENT

- Demonstrated **commercial excellence**
- **Leader in neuroscience**
- **Rapidly growing oncology business**
- Expanded **R&D capabilities**
- In-house **development expertise**

Corporate Development Progress Contributes to Vision 2025

2L = second-line, BTC = biliary tract cancer, GEA = gastroesophageal adenocarcinoma, SCLC = small cell lung cancer. [1]Net product sales from launch in July 2020 to September 30, 2022.

9 January 2023

Continuing to Rapidly Transform Revenue Base 1Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2022. The company expects that, for the year ended December 31, 2022, reported total revenues will meet the guidance range provided on November 9, 2022. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2022, and actual results may differ 2Chart based on YTD revenue reported in 3Q22. 3Vision 2025 represents Jazz estimates of future performance in 2025; 4Products launched or acquired since 2019. Vision 20253 $5 billion 2022 Revenue Guidance $3.6-$3.7 billion1 2019 Revenue $2.2 billion 46%2 24% Vision 2025: 60% of revenues driven by products other than oxybate Expect to Meet 2022 Target of 60-65% of Net Product Sales From Newer Products4 60% + Other commercial growth, existing pipeline and future corporate development + AG royalties of revenues driven by products other than oxybate

Vision 2025 Execution: Commercial Generating $5 Billion in Revenue in 2025 January 2023

COMMERCIAL | PIPELINE | OPERATIONAL EXCELLENCE

Commercial Excellence Drives Growth

TRACK RECORD OF SUCCESSFUL COMMERCIAL EXECUTION…

Leading neuroscience franchises

#1 treatment in narcolepsy & global cannabinoid franchises

xywav®
Durable oxybate franchise
Executing successful Xywav Launches

Epidiolex®
Blockbuster potential

Rapidly growing oncology business

Approaching $1B in revenue[1], >$1B in 2025[2]

ZEPZELCA® (lurbinectedin) for injection 4 mg
Rapidly established as the treatment-of-choice in 2L SCLC

RYLAZE® asparaginase erwinia chrysanthemi (recombinant)-rywn for injection 10mg/0.5mL per vial
Strong demand in first year of launch

…POSITIONS JAZZ WELL TO DELIVER ON VISION 2025

Generating **$5 billion in revenue** in 2025[2]

~$2 billion oxybate franchise

~$2.5 billion Epidiolex + oncology franchises

~$0.5 billion in other commercial growth, existing pipeline and future corporate development

2L = second-line, SCLC = small cell lung cancer. [1]Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2022; [2]Vision 2025 represents Jazz estimates of future performance.

12 January 2023

COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE

Xywav Success Reinforces Durable Oxybate Franchise

FOUNDATION OF OXYBATE SUCCESS

XYREM (sodium oxybate) oral solution CIII

For over 15 years Jazz has:

- Established oxybate therapy as **the standard of care** in narcolepsy
- Established and operated a **robust**, FDA approved, REMS and **distribution system**
- **Built trust** in sleep **HCP** and **patient communities**
- Provided **patient support programs**
- Invested to **significantly improve oxybate therapy**

VISION 2025: ~$2 BILLION[1] OXYBATE FRANCHISE

xywav®

Compelling Xywav adoption in narcolepsy and IH

Existing Narcolepsy Market
~8,050 narcolepsy patients taking Xywav exiting 3Q22

\+

New Narcolepsy Patients
Opportunity to add patients previously not prescribed Xyrem based on sodium concerns

\+

Idiopathic Hypersomnia
~1,450 IH patients taking Xywav exiting 3Q22; new patient population; no other FDA approved treatments

\+

XYREM

Meaningful future royalties on Xyrem AGs

[1]Vision 2025 represents Jazz estimates of future performance.
FDA = Food & Drug Administration, IH = idiopathic hypersomnia, HCP = healthcare provider, REMS = Risk Evaluation and Mitigation Strategy, AGs = Authorized generics

13 January 2023

COMMERCIAL | PIPELINE | OPERATIONAL EXCELLENCE

Expansion into Idiopathic Hypersomnia Creates Growth Opportunity xywav™

NEAR-TERM VALUE DRIVER


NOW APPROVED FOR IDIOPATHIC HYPERSOMNIA
FINALLY, WITH NIGHTLY XYWAV
SHE'S UP FOR THE DAY
Discover XYWAV, the first and only FDA-approved treatment for adults with idiopathic hypersomnia.
Learn more at XywavHCP.com
xywav®
(calcium, magnesium, potassium, and sodium oxybates) oral solution

- Received **Orphan Drug Exclusivity (ODE)** in IH
- **~37,000 patients** in the U.S. diagnosed & actively **seeking healthcare**
- Potential overall U.S. patient population: **70,000 – 80,000** patients
- **Efficient launch** with **>90% overlap** with existing sleep call universe

FIRST AND ONLY FDA-APPROVED THERAPY TO TREAT IH

IH is a serious and disruptive sleep disorder with high unmet need

Distinct symptomatology and diagnostic criteria from other sleep disorders

Xywav offers unique MOA to treat IH patients

Rapid approval following narcolepsy launch

IH = idiopathic hypersomnia, FDA = Food and Drug Administration, MOA = mechanism of action

14 January 2023

COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE

Executing Successful Xywav Launches

ACTIVE XYWAV PATIENTS[1]


IH
Narcolepsy
1,900
3,900
5,100
6,000
6,900
250
6,650
7,800
750
7,050
8,700
1,150
7,550
9,500
1,450
8,050
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22
3Q22

xywav™

- **Xywav on track** to be **oxybate of choice** in 2023
- **Vision 2025[2]: ~$2 billion** oxybate franchise
- **Compelling Xywav adoption** across both narcolepsy and IH **continues to drive oxybate durability**
- **Growth driven by** both **adoption** and **new patient starts**

[1]Approximate active Xywav patients exiting quarter; [2]Vision 2025 represents Jazz estimates of future performance.
IH = idiopathic hypersomnia

15 January 2023

COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE

Epidiolex: High Unmet Need in Pediatric Onset Epilepsy



Cammy
Epidiolex Patient

- The **first and only** FDA-approved prescription cannabidiol
  - The **only treatment** indicated for seizures associated with TSC, LGS, and Dravet syndrome in patients 1 year and older
  - **Broad-spectrum efficacy** reducing multiple seizure types across TSC, LGS, and Dravet syndrome
- Opportunity for the **most growth in LGS and TSC**, as well as in **treatment-resistant epilepsy** and **ex-U.S.**
  - **LGS** is one of the most difficult-to-treat epilepsy syndromes. In the U.S., there are ~30,000-50,000 patients with LGS
  - **TSC** is a genetic disorder that causes non-malignant tumors to form in many different organs. In the U.S., there are ~40,000-50,000 patients with TSC
  - **3.4 million U.S. patients** with epilepsy. ~1/3 of patients are pharmacoresistant, with seizures persisting despite multiple anti-seizure medicines
- **Committed** to continuing to generate clinical study data and real-world evidence to further **support the utility of Epidiolex** across a broad range of difficult-to-treat seizure types

FDA = Food & Drug Administration, LGS = Lennox-Gastaut syndrome, TSC = tuberous sclerosis complex

16 January 2023

Epidiolex Revenue Growth Underscores Blockbuster Potential Net product sales ($ in millions) 19% year-over-year growth in LTM to 3Q22 driven by underlying demand Market research indicates nearly 60% of providers are using Epidiolex earlier in their treatment algorithm Continue to add new prescribers and grow Epidiolex’s active prescriber base Volume of engagement with HCPs continues to grow Now launched in all five key European markets1 Robust patent estate with expiry dates out to 2035 and 2039 LTM = last twelve months, LTM 3Q21 presented on a pro-forma basis; HCP = healthcare providers. 1United Kingdom, Germany, Italy, Spain and France 19% revenue growth OPERATIONAL EXCELLENCE COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE

VISION 2025: >$1B1 2022G = Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2022. 1Vision 2025 represents Jazz estimates of future performance. Rapidly Growing Oncology Business, Approaching $1B in Revenue COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE Revenue $ in millions $860 - $920 U.S. Launch of Rylaze U.S. Launch of Zepzelca European rolling launch of Vyxeos U.S. Launch of Vyxeos U.S. Launch of Defitelio European Launch of Defitelio Acquired EUSA Pharma. Established our oncology business and European commercial infrastructure

COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE

Zepzelca: Rapidly Established as Treatment of Choice in 2L SCLC



Linda
Zepzelca Patient

Established as 2L Treatment of Choice

- **$535 million[1] in revenue since launch in mid-2020**
- Demonstrated launch excellence

Opportunities For Future Growth

- Continue to **gain market share** from topotecan and immuno-oncology products used as monotherapy
- Aim to **increase share** among patients being re-challenged with platinum-based chemotherapies

Potential to Move Into 1L SCLC

- Phase 3 trial in extensive stage **1L SCLC** in combination with Tecentriq® (atezolizumab), in collaboration with Roche[2]
  - Complete enrollment anticipated by year end 2023

1L = first-line, 2L = second-line, SCLC = small cell lung cancer. [1]Net product sales from launch in July 2020 to September 30, 2022; [2]F. Hoffmann-La Roche Ltd.

19 January 2023

COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE

Rely on Rylaze: Successful Launch and Strong Demand



Willow
Rylaze Patient

Significant Demand in 1st Year of Launch

- **$286 million[1] in revenue since launch in mid-2021**
- Maintaining periods of asparaginase activity over the course of therapy is essential to the treatment success of patients treated for ALL/LBL[2]
- Medical education efforts are increasing understanding of switching therapy at first signs of hypersensitivity to *E. coli*-derived asparaginase
- Feedback from HCPs indicates that they are returning to best clinical practice due to unconstrained supply of Rylaze

Regulatory Progress

- FDA approval of M/W/F IM dosing in November 2022
- FDA sBLA IV administration submitted; under **RTOR** April 2022
- MAA submission to EMA in May 2022; Potential for EU approval in 2023

Global Expansion

- Japan: Advancing the program for potential submission, approval and launch

ALL/LBL = acute lymphoblastic leukemia / lymphoblastic lymphoma, EMA = European Medicines Agency, HCP = healthcare providers, IM = intramuscular, IV = intravenous, M/W/F = Monday, Wednesday, Friday, MAA = Marketing Authorisation Application, RTOR = Real-Time Oncology Review, sBLA = supplemental Biologics License Application. [1]Net product sales from launch in July 2021 to September 30, 2022. [2]Salzer W, Bostrom B, Messinger Y, et al. Asparaginase activity levels and monitoring in patients with acute lymphoblastic leukemia. Leuk Lymphoma. 2018;59(8):1797-1806.

20 January 2023

Vision 2025 Execution: Pipeline Expanded Capabilities Driving Future Growth Potential January 2023

Highly Productive R&D Engine Drives Value …POSITIONS JAZZ WELL TO DELIVER ON VISION 2025 TRACK RECORD OF SUCCESS, STRONG EXECUTION AND EXPANDED CAPABILITIES… COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE Product approvals and launches in 2020–2021 Total pipeline projects Expanded >4x since 2015 Product approvals and commercial launches 11 since 2015 Molecules / programs acquired 26 since 2019 Breadth and depth of pipeline 29 R&D programs, 13 late-stage 3 exciting new molecules added through corporate development 5 >4x 11 26 Pipeline delivering ≥5 novel product approvals by end of the decade1 29 BTC = Biliary tract cancer, IM = intramuscular; IND = Investigational New Drug Application, M/W/F = Monday/Wednesday/Friday, PDT = Parkinson’s disease tremor. 1Vision 2025 represents Jazz estimates of future performance. 2022 Execution Expanded suvecaltamide program to PDT 4 INDs in 2022 & multiple additional INDs expected in 2023 7 clinical trials initiated Positive zanidatamab BTC top-line data Approval of Rylaze M/W/F IM

Expanded R&D Capabilities Provide Expertise and Scale COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE Expanded In-house end-to-end drug development capabilities Enhanced medicinal chemistry & translational biology capabilities Differentiated capabilities in cannabinoids and nanoparticle drug delivery BREADTH AND DEPTH OF PIPELINE 23 novel candidates across neuroscience, oncology and cannabinoids 6 significant development collaborations DISCIPLINED CAPITAL ALLOCATION Significant ability to invest to drive sustainable growth SIGNIFICANT R&D EXPERTISE >700 R&D employees; >50% of Sr Director and above are PhD, PharmD or MDs Expertise in sleep medicine, hematological malignancies and solid tumors Patient-Centric Innovation Drives our Strategy

COMMERCIAL | PIPELINE | OPERATIONAL EXCELLENCE

Near-term R&D Pipeline Opportunities

Cannabinoids | Neuroscience | Oncology

	PRE-CLINICAL	PHASE 1	PHASE 2	PHASE 3	PHASE 4 / Regulatory	KEY CATALYSTS
Epidiolex				EMAS		**Phase 3 Initiated** Fourth target indication
				Japan (LGS/TSC/DS)		**Phase 3 First Patient Enrolled**
JZP150			PTSD			**Phase 2 Top-line Data Readout** Expected late 2023
Suvecaltamide (JZP385)			Phase 2b essential tremor			**Phase 2b Top-line Data Readout** Expected 1H24
			Parkinson's disease tremor			**Phase 2 Initiated**
JZP441		Orexin-2 Receptor Agonist				Expect initial **POC** in healthy volunteers in **2023**
Zanidatamab			2L Biliary Tract Cancer (pivotal)			**Positive top-line data**
				Phase 3 1L GEA (pivotal)		**Phase 3 Top-line Data Readout** Expected 2024
Zepzelca				ES 1L SCLC combo with Tecentriq		**Complete enrollment** Anticipated by year-end 2023
					Phase 4 2L SCLC observational trial	
				Phase 3 2L SCLC confirmatory trial		
			Solid Tumors			**Phase 2 Basket Trial** First patient enrolled in 1Q22
Rylaze					ALL/LBL	**U.S.:** sBLA submission for IV administration **EU:** EMA submission, potential approval 2023

1L = first line, 2L = second-line, ALL/LBL = acute lymphoblastic leukemia/lymphoblastic lymphoma, DS = Dravet syndrome, EMA = European Medicines Agency, EMAS = epilepsy with myoclonic-atonic seizures, ES = extensive-stage, GEA = gastroesophageal adenocarcinoma, IV = intravenous, LGS = Lennox-Gastaut syndrome, POC = proof of concept; PTSD = post-traumatic stress disorder, sBLA = Supplemental Biologics License Application, SCLC = small cell lung cancer, TSC = Tuberous sclerosis complex.

24 January 2023

Vision 2025 Execution: Operational Excellence Financial Strength and Discipline Enables Future Growth January 2023

Delivering Significant Value Through Strategic Capital Allocation 1As of September 30, 2022. COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE CAPITAL DISCIPLINED DEPLOYMENT STRATEGIC PRIORITIES COMMERCIAL GROWTH New indications Geographic expansion PIPELINE EXPANSION Advancing internal assets Licensing new assets CORPORATE DEVELOPMENT Product acquisitions Company acquisitions STRONG FINANCIAL POSITION Deleveraged balance sheet Improved operating margin $Billions Expected cash flow through 2025 $0.5B Undrawn revolving credit facility1 $0.9B Cash, cash equivalents and investments1 Diversified and growing revenue base Differentiated pipeline to support future growth Operational excellence to maximize value

COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE

Jazz Has Consistently Delivered Top- and Bottom-Line Growth

REVENUE GROWTH GUIDED BY OUR PATIENT-CENTRIC APPROACH

2017 – 2022:
18% Revenue CAGR[2]

2005 – 2022:
YoY revenue growth for
18 Consecutive years


$3,600 -
$3,700[1]
$3,094
$2,364
$2,162
$1,891
$1,619
$1,488
$1,325
$1,173
$872
$586
$272
$174
$128
$68
$65
$45
$21
$-
$-
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022
Revenue $ in millions

OPERATIONAL EXCELLENCE AND OPERATING MARGIN IMPROVEMENTS IN 2022 POSITION US WELL TO ACHIEVE VISION 2025:

- 2016 - 2021: **Achieved ~10% 5-year ANI[3] CAGR**
- **2022 guidance** mid-point implies adjusted **operating margin[3] of 49%**
- Provides **significant flexibility** to invest through 2023 and 2024

ANI = adjusted net income, CAGR – compound annual growth rate. [1]Guidance provided by Jazz Pharmaceuticals plc on and as of November 9, 2022. The company expects that, for the year ended December 31, 2022, reported total revenues will meet the guidance range provided on November 9, 2022. Jazz Pharmaceuticals plc has not finalized its financial results for the year ended December 31, 2022, and actual results may differ; [2]Based on mid-point of guidance. [3]Non-GAAP adjusted net income and adjusted operating margin are non-GAAP financial measures. For further information see "Non-GAAP Financial Measures" and reconciliation tables in the Appendix.

27 January 2023

First ESG Report Published *The 2021 ESG report is available on the Investors section of www.jazzpharmaceuticals.com and is based on data for the calendar year 2021. DEIB = diversity, equity, inclusion and belonging, ERTs = employee resource teams, ESG = environmental, social and governance, R&D = research and development PATIENTS Clinical trial safety and transparency Expanded areas of R&D focus Access and affordability of medicines DEIB 2025 goal: gender parity globally and 25-30% people of color in the U.S. at Executive Director levels and above 15% of workforce active in ERTs in 2021 Performance based executive compensation Community engagement and volunteerism Oncology medicine donations Corporate giving Medical education grants 100% of electricity from wind at Athlone facility 90% of water used at largest contracted cannabis growing site from rainwater harvesting Reduced packaging waste PEOPLE COMMUNITY PLANET

Delivering Sustainable Growth and Shareholder Value COMMERCIAL OPERATIONAL EXCELLENCE Transforming Lives. Redefining Possibilities. COMMERCIAL PIPELINE OPERATIONAL EXCELLENCE Patient-centric innovation drives our strategy 2022 execution positions us well to achieve Vision 2025 Strong financial foundations with additional flexibility to invest and transact to grow our business Promising pipeline with significant near-, mid- and longer-term catalysts Expanded R&D capabilities and commercial excellence drive corporate development ‘partner of choice’ status

Thank You January 2023

Appendix January 2023

Robust and Productive Pipeline for Sustainable Growth

PRE-CLINICAL

Undisclosed targets
Neuroscience

CombiPlex
Exploratory activities

Undisclosed target
Ras/Raf/MAP kinase pathway[1]

Exosome targets (Up to 3 targets)[1]
Hematological malignancies/solid tumors

JZP898 (WTX-613)[2]
Conditionally-activated IFNα

Undisclosed targets
Oncology

Undisclosed targets
Cannabinoids

PHASE 1

JZP324[3]
Oxybate extended-release formulation

JZP441 (DSP-0187)[2]
Orexin-2 receptor agonist

JZP815
Pan-Raf Inhibitor Program
Raf & Ras mutant

Zanidatamab[2]
HER2-targeted bispecific antibody
Breast cancer

JZP341
(Long-acting *Erwinia* asparaginase)
Solid tumors

JZP351 (Vyxeos)
Low Intensity Dosing for higher risk MDS[4]

JZP351 + other approved therapies
- R/R AML or HMA Failure MDS[4]
- First-line, fit AML (Phase 1b)
- Low Intensity Therapy for first-line, unfit AML (Phase 1b)

Additional Cannabinoids
Neonatal hypoxic-ischemic encephalopathy

Additional Cannabinoids
Neuropsychiatry targets

PHASE 2

Suvecaltamide (JZP385)
Essential tremor

Suvecaltamide (JZP385)
Parkinson's Disease Tremor

JZP150[5]
PTSD

Zanidatamab[2]
HER2-targeted bispecific antibody
- 2L zani monotherapy for BTC[7] (Pivotal trial)
- Additional trials ongoing in BTC, GEA and CRC
- Multiple trials ongoing in breast cancer

Lurbinectedin (Zepzelca)
Basket trial: advanced urothelial cancer, large cell neuroendocrine tumor of the lung, HRD+ cancers

JZP351
- HR-MDS (EMSCO)[7]
- Newly diagnosed older adults with HR-AML[7]

JZP351 + venetoclax
de novo or R/R AML[4]

Additional Cannabinoids
Autism spectrum disorders

PHASE 3

Zanidatamab[2]
HER2-targeted bispecific antibody
1L zani + chemo ± tislelizumab for GEA[8]
(Pivotal trial)

Lurbinectedin[1]
1L treatment SCLC in combination with Tecentriq® (atezolizumab)

JZP351
- AML or HR-MDS >60yrs (AML18)[7]
- Newly diagnosed adults with standard- and HR-AML (AMLSG)[7]
- Newly diagnosed <22 yrs with AML (COG)[4]

Cannabidiol (Epidiolex)
EMAS

Cannabidiol (Epidyolex)
LGS, DS, TSC in Japan

REGULATORY

JZP458 (Rylaze)[9]
(recombinant *Erwinia* asparaginase)
ALL/LBL

Neuroscience
Oncology
Cannabinoids

[1]Partnered collaboration; [2]Recently acquired; [3]Planned; [4]Jazz & MD Anderson Cancer Center collaboration study; [5]JZP150 is a fatty acid amide hydrolase inhibitor which modulates the endocannabinoid anandamide; [6]HERIZON-BTC-01; [7]Cooperative group study; [8]HERIZON-GEA-01; [9]FDA approval on June 30, 2021 and FDA approval of sBLA for MWF IM dosing on November 18, 2022; submitted additional data to support U.S. label update. 1L = first line, ALL/LBL = acute lymphoblastic leukemia / lymphoblastic lymphoma, AML = acute myeloid leukemia, COG = Children's Oncology Group, BTC = biliary tract cancer, CRC = colorectal cancer, DS = Dravet syndrome, EMAS = epilepsy with myoclonic-atonic seizures, GEA = gastroesophageal adenocarcinoma, HMA = hypomethylating agents, HR = high-risk, HRD+ = homologous recombinant deficient positive, LGS = Lennox-Gastaut syndrome, MDS = myelodysplastic syndromes, PTSD = post-traumatic stress disorder, R/R = relapsing/refractory, SCLC = small cell lung cancer, SG = study group, TSC = Tuberous sclerosis complex.

January 2023

In millions, except % (unaudited) Year ended December 31, 2021 Revenue $3,094 Adjusted cost of product sales, SG&A and R&D expenses $1,761 Non-GAAP adjusted operating margin 43% In millions (unaudited) Cost of product sales SG&A R&D Total GAAP reported $441 $1,452 $506 $2,398 Share-based compensation (11) (118) (42) (170) Transaction and integration related expenses (2) (229) (13) (244) Acquisition accounting inventory fair value step-up (223) — — (223) Total of non-GAAP adjusted $205 $1,105 $451 $1,761 Non-GAAP Adjusted Operating Margin1 – Year Ended December 31, 2021 The following table provides a reconciliation of the Company’s GAAP reported cost of product sales, SG&A expenses and R&D expenses to non-GAAP adjusted cost of products sales, SG&A expenses and R&D expenses and the calculation of the Company’s non-GAAP adjusted operating margin. SG&A = selling, general and administrative, R&D = research and development. 1Adjusted operating margin is a non-GAAP financial measure. For further information, see “Non-GAAP Financial Measures”. Note: Table may not foot due to rounding.

In millions, except % (unaudited) FY 2022 G Revenue $3,650 Adjusted cost of product sales, SG&A and R&D expenses $1,866 Non-GAAP adjusted operating margin 49% In millions (unaudited) Cost of product sales G SG&A G R&D G Total G GAAP $541 $1,360 $578 $2,479 Share-based compensation (12) (140) (59) (211) Restructuring and other charges (2) (43) (12) (57) Transaction and integration related expenses (1) (27) (2) (30) Costs related to disposal of a business — (45) — (45) Acquisition accounting inventory fair value step-up (270) — — (270) Total of non-GAAP adjusted $256 $1,105 $505 $1,866 Non-GAAP Adjusted Operating Margin1,2 – FY 2022 G The following table provides a reconciliation of the Company’s projected 2022 GAAP cost of product sales, SG&A expenses and R&D expenses guidance to non-GAAP adjusted cost of products sales, SG&A expenses and R&D expenses guidance and the calculation of the Company’s non-GAAP adjusted operating margin. Note: Table may not foot due to rounding. G= Guidance. R&D = research and development, SG&A = selling, general and administrative. 1Calculated at the midpoint; 2Adjusted operating margin is a non-GAAP financial measure. For further information, see “Non-GAAP Financial Measures”.

Pro Forma Non-GAAP Net Leverage Ratio

Reconciliation of Pro Forma GAAP Net income to Pro Forma Non-GAAP Adjusted EBITDA[1] (calculated in accordance with the Company's Credit Agreement) and the Calculation of Pro Forma Non-GAAP Net Leverage Ratio

In millions (unaudited)	LTM Ended 09/30/22	LTM Ended 03/31/21
Pro forma GAAP net income	**$46**[2]	**$448**[3]
Interest expense, net	303	109
Income tax (benefit) expense	(71)	102
Depreciation and amortization	633[4]	298
Pro forma non-GAAP EBITDA	911	957
Transaction and integration related expenses	66	25
Share-based compensation expense	196[4]	192
Acquisition accounting inventory fair value step-up	278	-
Restructuring and other costs	58	-
Impairment charge	134	-
Upfront and milestone payments	85	50
Costs related to the disposal of a business	50	-
Other	(62)	26
Expected cost synergies[5]	10	45
Pro forma non-GAAP Adjusted EBITDA[1]	**$1,724**	**$1,296**

In millions, except ratio (unaudited)	At 09/30/2022	At 05/05/21
Calculation of Net Debt:		
Total GAAP debt	$5,836	$7,144
Impact of current hedging arrangements on Euro Term Loan B	-	3
Total Adjusted Debt[6]	$5,836	7,147
Cash, cash equivalents and investments	(899)	(799)[7]
Net Adjusted Debt	**$4,937**	**$6,348**
Calculation of Pro Forma non-GAAP Net Leverage Ratio:		
Net Adjusted Debt	$4,937	$6,348
Pro forma non-GAAP Adjusted EBITDA[1]	$1,724	$1,296
Pro Forma non-GAAP Net Leverage Ratio[4]	**2.9**	**4.9**

[1]Pro forma non-GAAP Adjusted EBITDA is calculated in accordance with the definition of Consolidated Adjusted EBITDA as set out in the Credit Agreement; [2]Pro forma GAAP net income is derived from the GAAP financial statements of the Company for the LTM ended September 30, 2022, and in accordance with the Credit Agreement reflects the divestment of Sunosi U.S. to Axsome on a proforma basis as if the divestment had occurred at the beginning of the LTM ended September 30, 2022. [3]Pro forma GAAP net income is derived from the GAAP financial statements of the Company and GW for this period. [4]Excludes the portion of these adjustments related to the Sunosi U.S. business; [5]Expected cost synergies of $45M from initiatives implemented following the acquisition of GW are assumed to be realized pro-rata through 2022. [6]Total adjusted debt, reflected the impact of the Company's hedging arrangements on the Euro term Loan B, in accordance with the Credit Agreement, the Euro term Loan B was repaid in March 2022; [7]Cash and cash equivalents is derived from historical Jazz Pharmaceuticals plc and GW and is pro forma for the close of the acquisition of GW (the GW Acquisition) on May 5, 2021 after giving effect to the settlement of the cash consideration, fees and expenses of the transaction and repayment of the outstanding balance on the term loan A which was terminated on close of the GW Acquisition. LTM = Last Twelve Months; EBITDA = Earnings Before Interest, Income Tax, Depreciation and Amortization; GW = GW Pharmaceuticals plc. Note: Table may not foot due to rounding.

35 January 2023

Explanation of Adjustments and Certain Line Items: Transaction and integration expenses in 2021 related to the GW Acquisition and in 2016 related to the Celator Acquisition. Non-cash interest expense associated with debt discount and debt issuance costs. Expense arising on the remeasurement of the Company's U.K. net deferred tax liability, which arose primarily in relation to the GW Acquisition, due to a change in the statutory tax rate in the U.K. following enactment of the UK Finance Act 2021. Commencing in 2020, following consultation with the staff of the Division of Corporation Finance of the U.S. Securities and Exchange Commission, the Company no longer excludes upfront and milestone payments from the Company's non-GAAP adjusted net income. For the purposes of comparability, non-GAAP adjusted financial measures for the year end December 31, 2016 have been updated to reflect this change. Year ended 31 December In millions (unaudited) 2021 2016 GAAP reported net income (loss) $(329,668) $396,831 Intangible asset amortization 525,769 101,994 Share-based compensation expense 169,921 98,771 Transaction and integration related expenses1 243,710 13,644 Non-cash interest expense2 92,655 22,133 Acquisition accounting inventory fair value step-up 223,085 — Expenses related to certain legal proceedings and restructuring — 6,060 Loss on extinguishment and modification of debt — 638 Income tax effect of above adjustments (192,521) (36,659) Impact of U.K. tax rate change3 259,873 — Non-GAAP adjusted net income $992,824 $603,4124 Reconciliation of GAAP Reported Net Income (Loss) to Non-GAAP Adjusted Net Income† †Non-GAAP adjusted net income is a non-GAAP financial measure. For further information see “Non-GAAP Financial Measures”.